T. Rowe Price Institutional International Core Equity Fund

Supplement to Prospectus Dated March 1, 2020

On May 4, 2020, the Board of Directors of the T. Rowe Price Institutional International Core Equity Fund (the “Fund”) approved a plan of reorganization pursuant to which the Fund will transfer substantially all of its assets and liabilities to the T. Rowe Price Overseas Stock Fund (the “Acquiring Fund”) in exchange for I Class shares of equal value of the Acquiring Fund on or about September 21, 2020 (the “Reorganization”). Following the transfer, the I Class shares received in the exchange will be distributed to the Fund’s shareholders in complete liquidation of the Fund. The Reorganization does not require approval by the Fund’s shareholders.

The Fund and the Acquiring Fund have identical investment objectives and investment programs, the same portfolio manager(s) and similar performance history. Due to these similarities, the Reorganization will reduce inefficiencies and allow for potentially greater economies of scale. Accordingly, the Boards of Directors of the Fund and Acquiring Fund have determined that participation in the transaction (i) is in the best interest of shareholders; and (ii) will not result in dilution of the interests of existing shareholders.

The Reorganization will not be a taxable event but redeeming or exchanging shares of the Fund prior to the Reorganization may be a taxable event depending on your individual tax situation. Detailed information about the Reorganization will be provided to shareholders in an information statement to be mailed on or around July 30, 2020.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

In anticipation of the Reorganization, the Fund will close to new accounts and will no longer accept purchases of additional shares from existing shareholders at the close of the New York Stock Exchange on Tuesday, September 8, 2020.

Accordingly, on pages 5-6 of the Fund’s prospectus, the following is added under “Purchase and Sale of Fund Shares”:

Effective at the close of the New York Stock Exchange on Tuesday, September 8, 2020, the fund will no longer be available for purchase, subject to certain exceptions.

In addition, on page 8 of the Fund’s prospectus, the following is added under “More Information About the Fund’s Investment Objectives, Strategies and Risks”:

Subject to certain exceptions, the fund will no longer accept new accounts or purchases of additional shares from existing shareholders (other than shares purchased through the reinvestment of dividends) after the close of the New York Stock Exchange (normally 4 p.m. ET) on Tuesday, September 8, 2020. Shareholders may still redeem shares at any time up until the reorganization is completed on or around September 21, 2020. The fund reserves the right, when T. Rowe Price determines that it is not adverse to the fund’s interests, to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

The date of this supplement is May 20, 2020.

E178-041 5/20/20